Exhibit 99.1

Modavox Completes Acquisition of Augme Mobile™

Combined Company Positioned to Leverage Technological and Protective Benefits of Patents Applied to both Mobile and Online Consumer Behavioral Targeted Marketing

PHOENIX and NEW YORK, July 14, 2009 - Modavox, Inc. (OTCBB: MDVX), Internet broadcasting pioneer and holder of several patented technologies, announced today that the Company has completed the acquisition of Augme Mobile™, a leader in mobile marketing solutions and services. Augme Mobile (and its healthcare/ pharmaceuticals division Augme Mobile Health™) will continue to operate its first-of-a-kind interactive AD LIFE™ mobile marketing platform for a growing number of top global consumer brands while integrating technology based on Modavox patents.

Augme Mobile, based in New York City, offers a comprehensive Web-based marketing platform that provides marketers, brands and advertising agencies the ability to create, deliver, manage and track interactive marketing campaigns targeting mobile consumers (users of mobile phones and portable digital devices) through traditional print advertising channels. Augme Mobile’s fully integrated AD LIFE™ mobile marketing platform fulfills the advertiser’s need to offer interactive multimedia mobile content, while simultaneously satisfying the consumer’s desire for easier and more robust mobile connectedness.

Despite the mass adoption of sophisticated mobile devices and the hype around mobile commerce, marketers have struggled to navigate the maze of wireless carriers, mobile phones, operating systems and disparate technical components required to launch successful mobile marketing campaigns. Augme Mobile solves this “mobile marketing puzzle” through an integrated solution that delivers interactive marketing content through traditional media channels to the mobile consumer on-demand.

Augme Mobile’s AD LIFE™ platform along with key brand and channel relationships will enhance the ability of Modavox to create, promote and distribute unique mobile destinations with patented targeting capability. This immediate presence in the mobile consumer market complements Modavox’s current efforts with online targeting advertising, bringing together a comprehensive strategy that fully leverages Modavox patents. For the Augme Mobile business, the Modavox patent portfolio covers the use of behavioral targeted marketing tactics across the mobile Internet, allowing an end-user to access a mobile website and receive content that is customized based on geographic location, gender, age, behavior, and other parameters. The Modavox patent portfolio also covers mobile device detection capabilities, a critical component in the delivery of content across disparate mobile devices.  Through the incorporation of Augme Mobile into Modavox, as facilitated by the Modavox patent portfolio, Modavox will have a unique advertising product in the evolving mobile-consumer advertising market.

Mark Severini, CEO of Modavox stated, “Mobile marketing has enormous potential, representing an estimated $10 to $19 billion market opportunity in upcoming years. The completed acquisition of Augme Mobile represents a unique opportunity to immediately leverage the strength and breadth of the Modavox patent portfolio through the exploding market for mobile marketing applications and services. Furthermore, Augme’s existing relationships with top consumer brands, ad agencies and channel partners will prove invaluable to the growth of the existing innovative Modavox offerings. The completion of this strategic move on behalf of our shareholders enhances our existing value proposition, and strategically provides the Augme Mobile business – now a division in Modavox – with a critical barrier to entry in the dynamic and rapidly growing mobile marketing industry.”

Also joining Modavox from Augme Mobile are three key management team members, all of whom will be based out of New York. Anthony Iacovone joins as Chief Innovation Officer, James Lawson joins as Chief Legal Officer and General Counsel, and Scott Russo joins as Chief Operations Officer.

Anthony Iacovone will continue implementing his vision for Augme Mobile while also leading business development efforts with technical and strategic partners across the Modavox business. Mr. Iacovone is considered a leading voice in the area of mobile integration for large traditional media organizations. Mr. Iacovone conceptualized the Augme Mobile strategy in 2004, identifying major gaps that existed in the both the technology and distribution strategies in the mobile marketing space. Employing unique distribution models to the mobile interactive market and integrating a new approach to bridge existing technology gaps, Mr. Iacovone has helped lead a new paradigm in which media channels, brands and agencies deploy mobile interactivity across traditional advertising as a method to invigorate consumer consumption. With extensive experience in the telecom industry, Mr. Iacovone has spent the last decade developing and providing business development leadership with AllNet, Frontier/Global Crossing and WorldCom. During his time at these leading telecommunications providers, Mr. Iacovone achieved outstanding success expanding revenue growth in both the mid-market and large enterprise markets.

James Lawson joins as Chief Legal Officer and General Counsel after serving as COO and General Counsel at Augme Mobile. Prior to Augme, Mr. Lawson offered legal and business support services to growing businesses and private equity backed startups as both a member of a management team and a consultant. Before turning his attention to new businesses, Mr. Lawson was a partner in the Washington, DC office of the law firm McDermott, Will & Emery, LLP. During his private law practice Mr. Lawson represented Fortune 500 companies and growing businesses in both litigation and counseling capacities with respect to a wide range of legal matters. Mr. Lawson has appeared before state and federal courts and has a record of accomplishment representing clients in complex regulatory filings, petitions, conciliation agreements and related negotiations involving federal, state and local authorities. Mr. Lawson has negotiated sub-specialty areas of multi-million and billion dollar corporate transactions, including employment, employee benefits and tax matters, and has advised corporate boards of directors regarding fiduciary considerations and corporate governance.

Scott Russo will assume responsibility for product development and a range of business operations functions across the company. Mr. Russo has provided operational, product management, and strategic planning leadership in both private and public company settings. Prior to serving as CEO at Augme Mobile, Mr. Russo led Operations for the Managed Services business at Avaya Inc, where he provided strategic direction and managed general operations for a $300M business. Also while at Avaya, Mr. Russo served as the Director of Business Operations for the multi-billion dollar product business, where he managed revenue-impacting functions supporting the entire Avaya product portfolio. Previously, Mr. Russo was Founder and CEO of Freewire Networks, a broadband wireless venture launched out of Lucent Technologies that leveraged Bell Labs IP to deliver location specific multimedia content to wireless handheld devices in sports and entertainment venues. Before Freewire, Mr. Russo worked in Lucent's New Ventures Group, a corporate incubator driven by Bell Labs technology, where he developed new business concepts for wireless ventures built around Bell Labs intellectual property. Mr. Russo received an MBA from the Yale School of Management and a BA from Bucknell University.

The successful completion of the acquisition of Augme Mobile further establishes Modavox’s presence in New York, the media and advertising capital of the world, where the company will host client services, business development and finance. The Company also has moved its public relations and investor relation functions to New York City and anticipates shortly ending its multi-month search for a public relations firm with the goal of enhancing both its corporate communications and media relations.

About Modavox

Modavox, Inc., the customized communications company, is a pioneer in Internet broadcasting, producing and syndicating online audio and video, offering innovative, effective, and comprehensive online tools for reaching targeted niche communities worldwide. Through patented Modavox technology, Modavox delivers content straight to desktops and Internet-enabled devices. Modavox provides managed access for live and on-demand Internet radio broadcasting, e-learning and rich media advertising. For more information, please visit www.modavox.com.

Forward-Looking Statements

This release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding our expected future financial position, results of operations, cash flows, financing plans, business strategy,  products and services, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions are forward-looking statements.  All forward-looking statements involve risks, uncertainties and contingencies, many of which are beyond our control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements.  Factors that may cause actual results to differ materially from those in the forward-looking statements include those set forth in our Form 10-K and other reports filed with the SEC.  We are under no obligation to (and expressly disclaim any such obligation to) update or alter our forward-looking statements, whether as a result of new information, future events or otherwise.

Modavox, Inc.
Investor Relations
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